TRANSPARENT VALUE TRUST
Supplement Dated February 25, 2016
To the currently effective Statement of Additional Information (the “SAI”) for Transparent Value Directional Allocation Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Large-Cap Value Fund and Transparent Value Large-Cap Market Fund (each a “Fund” and collectively, the “Funds”), each a series of Transparent Value Trust.

Effective May 9, 2016, the following information replaces the information appearing in the SAI:

1.	Name Changes. The names of the Funds are hereby replaced as follows:

Current Name	New Name
Transparent Value Directional Allocation Fund	Guggenheim Directional Allocation Fund
Transparent Value Dividend Fund	Guggenheim RBP® Dividend Fund
Transparent Value Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive Fund
Transparent Value Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market Fund
Transparent Value Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value Fund

2.	Index Name Changes. The names of the following indexes are hereby replaced as follows:

Current Name	New Name
Transparent Value Directional Allocation Index	Guggenheim Directional Allocation Index
Transparent Value Dividend Index	Guggenheim RBP® Dividend Index
Transparent Value Large-Cap Defensive Index	Guggenheim RBP® Large-Cap Defensive Index
Transparent Value Large-Cap Market Index	Guggenheim RBP® Large-Cap Market Index
Transparent Value Large-Cap Value Index	Guggenheim RBP® Large-Cap Value Index

3.	Dealer Concessions - Class A Shares. The table under the paragraph entitled “Dealer Concessions” on page 21 of the SAI is hereby replaced with the following information:

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price(1)	Expected Dealer Concession (as a % of offering price)
Less than $100,000	4.75%	4.99%
$100,000-$250,000	3.75%	3.90%
$250,000-$500,000	2.75%	2.83%
$5000,000-$1,000,000	2.00%	2.04%
Greater than $1,000,000(2)	None	None

(1)
The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two  decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)
The Distributor at its own discretion will pay a commission to dealers on purchases of $1,000,000 or more as follows: 0.0% to 1.00% on sales up to $5,000,000; 0.0% to 0.50% on sales of $5,000,000 to $10,000,000, and 0.0% to 0.10% on any amount of $10,000,000 or more.
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

4.	Class Name Changes. Class F-1 shares of the Funds are renamed Class P shares; therefore, all references to Class F-1 shares in the SAI are hereby replaced with Class P shares.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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